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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)     September 21, 2005
                                                   --------------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

            0-23494                                    35-1778566
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   (Commission File Number)                 (IRS Employer Identification No.)


    501 Airtech Parkway, Plainfield, Indiana                46168
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    (Address of Principal Executive Offices)             (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 21, 2005, Brightpoint, Inc. (the "Registrant") entered into a written employment agreement ("Employment Agreement") with Anthony W. Boor, the Registrant's Senior Vice President and Chief Financial Officer for Brightpoint Americas and the Registrant's acting Chief Financial Officer and Treasurer. The Employment Agreement, which is effective as of July 1, 2005 (the "Effective Date"), provides that Mr. Boor will receive a base salary of $200,000 per annum and is eligible for a discretionary bonus in accordance with the Registrant's bonus programs then in effect, consistent with his previously disclosed "at will" employment arrangement. The Employment Agreement provides for an initial term of one year that automatically renews unless the Registrant gives Mr. Boor written notice at least 30 days prior to an anniversary of the Effective Date. The Employment Agreement further provides that if Mr. Boor's employment is terminated by the Registrant other than for Cause (as defined in the Employment Agreement), or because of Mr. Boor's death or disability, and Mr. Boor executes a separation agreement and release of claims prepared by the Registrant, then Mr. Boor has the right to receive, in addition to any accrued salary then owed to him, an amount equal to twelve times his monthly base salary on the date of termination. The Employment Agreement also contains non-competition and confidentiality provisions. This description of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, a copy of which is annexed hereto as Exhibit 10.1 and is incorporated herein by reference.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         10.1 Employment Agreement between Brightpoint, Inc. and Anthony W. Boor, effective as of July 1, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BRIGHTPOINT, Inc.
                                      (Registrant)

                                      By: /s/ Steven E. Fivel
                                         ------------------------------
                                          Steven E. Fivel
                                          Executive Vice President and
                                          General Counsel

Date:  September 27, 2005